Exhibit 10.1
AMENDMENT NO. 6 TO CREDIT AGREEMENT
     This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this “Amendment”) dated as of September 11, 2009 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), CERTAIN SUBSIDIARIES OF THE COMPANY party to the Credit Agreement (as defined below) pursuant to Section 2.24 of the Credit Agreement (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, those existing Lenders under such Credit Agreement party hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Company, the New Vehicle Borrowers, Bank of America, as Administrative Agent, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of February 17, 2006, as amended by (i) that certain Amendment No. 1 to Credit Agreement and Security Agreement dated as of May 25, 2006, (ii) that certain Amendment No. 2 to Credit Agreement and Security Agreement dated as of April 24, 2007, (iii) that certain Amendment No. 3 to Credit Agreement dated as of June 3, 2008, (iv) that certain (A) Limited Short-Term Amendment to Credit Agreement until May 4, 2009 and (B) Amendment No. 4 to Credit Agreement and Consolidated Amendment to Other Loan Documents dated as of March 31, 2009 and (v) that certain Amendment No. 5 to Credit Agreement dated as of May 4, 2009 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders (a) have made available to the Company (i) the Revolving Credit Facility, including a letter of credit facility and a revolving swing line facility, and (ii) the Used Vehicle Floorplan Facility, including a used vehicle floorplan swing line facility, and (b) have made available to the Borrowers the New Vehicle Floorplan Facility, including a new vehicle floorplan swing line facility; and
     WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the New Vehicle Borrowers under the Credit Agreement and the other Loan Documents; and
     WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed (subject to certain limitations set forth therein with respect to the Guarantors that are Silo Subsidiaries) the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

     WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement, the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and
     WHEREAS, the Company has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, (i) amend the definition of “Permitted Indenture Refinancing Indebtedness” and clarify certain covenants in connection with a refinancing of the 2002-4.25% Indenture Indebtedness, (ii) clarify the definition of “Net Cash Proceeds” and (iii) make certain typographical corrections, in each case as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
     (a) The definition of “Collateral” in Section 1.01 of the Credit Agreement is amended by adding the following sentence at the end of the definition”
Notwithstanding the foregoing, during the period on or prior to December 31, 2009, “Collateral” shall not include cash proceeds of (A) the Special 2002 4.25% Refinancing Indebtedness or (B) the issuance of Class A Common Stock of the Company in accordance with Section 7.16(a)(ii)(C); provided, however, that, commencing on January 1, 2010, such cash proceeds shall immediately and automatically be deemed to be included in “Collateral.”
     (b) The definition of “Net Cash Proceeds” in Section 1.01 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:
     “Net Cash Proceeds” means, with respect to any Disposition by any Loan Party or any of its Subsidiaries, the excess, if any, of:
     (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over
     (ii) the sum of
     (A) (1) with respect to any Disposition occurring on or before May 4, 2009, the principal amount of any purchase money Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), and (2)

commencing on May 7, 2009, with respect to any Disposition occurring on or after May 5, 2009, any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (including any New Vehicle Floorplan Loans or Used Vehicle Floorplan Loans required to be repaid in connection therewith but excluding any Indebtedness under the Revolving Credit Facility and 2009 Indenture Indebtedness), and (in the case of clause (2)) any net obligations of such Person under any Swap Contract that relates to such Indebtedness and is also required by the terms of such Swap Contract to be repaid,
     (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction and
     (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds.
     (c) The definition of “Permitted Indenture Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:
     “Permitted Indenture Refinancing Indebtedness” means any refinancings, replacements, refundings, renewals or extensions of the 2009 Indenture Indebtedness, the 2002-4.25% Indenture Indebtedness, the 2003 Indenture Indebtedness or any Permitted Indenture Refinancing Indebtedness, provided, that (i) the amount of such Indebtedness is not increased at the time of such refinancing, replacement, refunding, renewal or extension (such refinancing, replacement, refunding, renewal or extension being referred to hereafter as the “Applicable Refinancing”), except for a Temporary 2002-4.25% Indebtedness Increase that does not exceed $175,000,000 in the aggregate and does not continue beyond December 31, 2009, and (ii) such Indebtedness, after giving effect to the Applicable Refinancing, (A) (subject to the sentence below regarding the Special 2002-4.25% Refinancing Indebtedness) is not secured by any property other than property that secured such Indebtedness prior to the Applicable Refinancing, (B) does not have any obligor or guarantor other than the obligors or guarantors of such Indebtedness prior to the Applicable Refinancing, provided that any refinancing, replacement, refunding, renewal or extension of the 2002-4.25% Indenture Indebtedness (or of any Permitted Indenture Refinancing Indebtedness with respect to the 2002-4.25% Indenture Indebtedness) may be guaranteed by the Loan Parties upon terms that are no more restrictive to such Loan Parties than the guaranty provisions contained in the 2009 Indenture Indebtedness, (C) other than with respect to any refinancing, replacement, refunding, renewal or extension of the 2009 Indenture Indebtedness or the 2002-4.25% Indenture Indebtedness (or of any Permitted Indenture Refinancing

Indebtedness with respect to the 2009 Indenture Indebtedness or the 2002-4.25% Indenture Indebtedness), is subordinated to payment of the Obligations on terms that are no less favorable to the Lenders and the other Secured Parties in any respect than the subordination provisions contained in the applicable Indebtedness prior to the Applicable Refinancing, provided that the holders of any Indebtedness arising from the Applicable Refinancing of the 2009 Indenture Indebtedness (or of any Permitted Indenture Refinancing Indebtedness with respect thereto) enter into an intercreditor agreement with the Administrative Agent that is at least as favorable to the Administrative Agent and the Secured Parties as the 2009 Indenture Notes Intercreditor Agreement (except that (1) no such intercreditor agreement shall be required in the case of the Special 2002-4.25% Refinancing Indebtedness or any Permitted Indenture Refinancing Indebtedness with respect thereto, and (2) nothing contained in this clause (C) shall suggest that any Applicable Refinancing of the 2002-4.25% Indenture Indebtedness (or of any Permitted Indenture Refinancing Indebtedness with respect thereto) may be secured), (D) is subordinated in rights to collateral on terms that are no less favorable to the Lenders and the other Secured Parties in any respect than the collateral subordination provisions, if any, contained in the applicable Indebtedness prior to the Applicable Refinancing, (E) does not have a maturity, and does not require any principal payments, earlier than two (2) years following the Maturity Date, and (F) has terms that are no more restrictive than the terms of the Loan Documents; and provided further that, after giving effect to the issuance of such Indebtedness, no Event of Default shall have occurred and be continuing or would occur as a result thereof. Notwithstanding clause (ii)(C) above, the Borrower may incur, on one occasion only, prior to December 31, 2009, Permitted Indenture Refinancing Indebtedness the proceeds of which will be used by the Borrower to refinance, replace, refund, renew or extend certain 2009 Indenture Indebtedness and 2002-4.25% Indenture Indebtedness (such Permitted Indenture Refinancing Indebtedness being referred to as the “Special 2002-4.25% Refinancing Indebtedness”), without requiring the holders of such Indebtedness to deliver an intercreditor agreement, provided that (x) the aggregate principal amount of the Special 2002-4.25% Indenture Indebtedness is not greater than $175,000,000, (y) the Special 2002-4.25% Indenture Indebtedness (and any Permitted Indenture Refinancing Indebtedness with respect thereto) is unsecured, and (z) the Special 2002-4.25% Indenture Indebtedness satisfies the requirements of clause (i) and clauses (ii)(B), (D), (E) and (F) above, and any other requirements (other than clause (ii)(C)) of the definition of “Permitted Indenture Refinancing Indebtedness.”
     (d) The following definition of “Special 2002-4.25% Refinancing Indebtedness” is added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order:
     “Special 2002-4.25% Refinancing Indebtedness” has the meaning specified within the text of the definition of “Permitted Indenture Refinancing Indebtedness.”

     (e) The following definition of “Temporary 2002-4.25% Excess Cash” is added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order:
     “Temporary 2002-4.25% Excess Cash” means cash proceeds received by the Company from the issuance of Class A Common Stock of the Company in accordance with Section 7.16(a)(ii)(C) or the issuance of Special 2002-4.25% Refinancing Indebtedness, which cash (as set forth in a notice delivered by the Company to the Administrative Agent) is intended by the Company to be applied to the prepayment or purchase (whether by open market purchase or pursuant to a tender offer) of the 2002-4.25% Indenture Notes or the 2009 Indenture Notes, but has not yet been so applied solely because the Company has not completed such prepayment or repurchase.
     (f) The following definition of “Temporary 2002-4.25% Indebtedness Increase” is added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order:
     “Temporary 2002-4.25% Indebtedness Increase” means the circumstance that, during the period from the incurrence of the Special 2002-4.25% Refinancing Indebtedness to refinance, replace, refund, renew or extend the 2002-4.25% Indenture Indebtedness or the 2009 Indenture Indebtedness and the date of the actual refinancing, replacement, refunding, renewal or extension of the 2002-4.25% Indenture Indebtedness or 2009 Indenture Indebtedness (the “Indebtedness Increase Period”), the aggregate of the outstanding amounts of the Special 2002-4.25% Refinancing Indebtedness, the 2002-4.25% Indenture Indebtedness and the 2009 Indenture Indebtedness may exceed the aggregate of the outstanding amounts of the 2002-4.25% Indenture Indebtedness and the 2009 Indenture Indebtedness immediately prior to the incurrence of the Special 2002-4.25% Refinancing Indebtedness solely because the Company has not yet been able to complete any prepayment or purchase (whether by open market purchase or pursuant to a tender offer) of the 2002-4.25% Indenture Indebtedness or the 2009 Indenture Indebtedness; provided that (a) in no event shall the aggregate amount of the Temporary 2002-4.25% Indebtedness Increase exceed $175,000,000 and (b) in no event shall the Indebtedness Increase Period (or the existence of such Temporary 2002-4.25% Indebtedness Increase) continue beyond December 31, 2009.
     (g) The definition of “2002-4.25% Indenture Indebtedness” in Section 1.01 of the Credit Agreement is amended by inserting the phrase “or replaced” immediately after the phrase “are refinanced”.
     (h) The definition of “2002-4.25% Indenture Notes Restructure” in Section 1.01 of the Credit Agreement is amended so that, as amended, the definition shall read as follows:
     “2002-4.25% Indenture Notes Restructure” means the restructuring or replacement of the 2002-4.25% Notes upon the following terms and conditions: (i) the outstanding balance of the Indebtedness evidenced by the 2002-4.25%

Indenture Notes immediately prior to such refinancing or replacement is not increased, except for a Temporary 2002-4.25% Indebtedness Increase that does not exceed $175,000,000 and does not continue beyond December 31, 2009, (ii) the maturity of the 2002-4.25% Indenture Notes (as refinanced or replaced) is not shorter than the maturity of the 2002-4.25% Indenture Notes immediately prior to such refinancing or replacement, and no principal payments or repurchases of the 2002-4.25% Indenture Notes (as refinanced or replaced) are required to be made any earlier than they would have been made under the terms of the 2002-4.25% Indenture Notes prior to such refinancing or replacement, (iii) the 2002-4.25% Indenture Notes (as refinanced or replaced) are unsecured, and (iv) the Company complies with the limit on aggregate interest payments payable with the respect to the 2009 Indenture Notes and the 2002-4.25% Indenture Notes (including such 2009 Indenture Notes or 2002-4.25% Indenture Notes, as refinanced or replaced, as permitted hereby) contained in Section 7.16. The refinancing or replacement of the 2002-4.25% Indenture Notes may include the elimination of their subordination in payment priority and may be accomplished by the incurrence of the Special 2002-4.25% Refinancing Indebtedness.
     (i) Section 6.20 of the Credit Agreement is amended by adding the following new subsection (c) at the end of that Section:
     (c) Notwithstanding the foregoing, if (i) the Company establishes a new Deposit Account that contains only cash proceeds of (A) Permitted Indenture Refinancing Indebtedness with respect to the 2002-4.25% Indenture Notes or the 2009 Indenture Notes or (B) the issuance of Class A Common Stock of the Company in accordance with Section 7.16(a)(ii)(C), and (ii) the Company intends to use such proceeds solely to make prepayments or purchases (whether by open market purchase or pursuant to a tender offer) of the 2002-4.25% Indenture Notes or the 2009 Indenture Notes, then the Company shall not be required to deliver a new deposit account control agreement for such Deposit Account (or to add such Deposit Account to any schedule under any existing deposit account control agreement), in each case unless any cash remains in such account after December 31, 2009.
     (j) The following Section 6.21 is hereby added to the Credit Agreement in the appropriate numerical order:
6.21 Permitted Indenture Refinancing Indebtedness. At the time the Company or any Loan Party enters into any Permitted Indenture Refinancing Indebtedness, the Company shall deliver to the Administrative Agent a certificate, in form and substance acceptable to the Administrative Agent, attaching copies of all material documentation relating to such Permitted Indenture Refinancing Indebtedness and certifying that (i) such Permitted Indenture Refinancing Indebtedness complies with the requirements of Sections 7.16 and 7.09, the definition of “Permitted Indenture Refinancing Indebtedness” and, with respect to a refinancing or replacement of 2002-4.25% Indenture Indebtedness, the definition of “2002-4.25% Indenture Notes Restructure” and (ii) no Event of Default shall have occurred and be continuing or would occur as a result thereof.
     (k) Section 7.03(j) of the Credit Agreement is hereby amended by:
     (A) inserting the phrase “or replaced” immediately after the phrase “that has refinanced”,
     (B) inserting the parenthetical phrase “(it being understood that the term ‘prepaid or purchased’ in this clause does not include 2002 5.25% Indenture Indebtedness that is refinanced or replaced by the 2009 Indenture Notes)” immediately after the phrase “on or prior to May 7, 2009”, and
     (C) inserting the parenthetical phrase “(it being understood that the term ‘prepaid’ in this clause does not include 2009 Indenture Indebtedness that is refinanced or replaced by the Special 2002 4.25% Refinancing Indebtedness)” immediately after the phrase “prepaid as permitted hereunder”.
     (l) Section 7.03(k) of the Credit Agreement is hereby amended by:
     (A) inserting the phrase “or replaced” immediately after the phrase “that has refinanced”,
     (B) inserting the parenthetical phrase “(except in the case of a Temporary 2002-4.25% Indebtedness Increase that does not exceed $175,000,000 and does not extend beyond December 31, 2009)” immediately after the phrase “provided that”, and
     (C) inserting the parenthetical phrase “(it being understood that the term ‘prepaid’ in this clause does not include 2002 4.25% Indenture Indebtedness that is refinanced or replaced by the Special 2002 4.25% Refinancing Indebtedness)” immediately after the phrase “prepaid as permitted hereunder”.
     (m) Section 7.03(l) of the Credit Agreement is hereby amended by:
     (A) inserting the phrase “or replaced” immediately after the phrase “that has refinanced”, and
     (B) deleting “2002-4.25% Indenture Indebtedness” in the sixth line and inserting “2003 Indenture Indebtedness” in lieu thereof.
     (n) Section 7.15 of the Credit Agreement is hereby amended by:
     (A) inserting the phrase “or replace” immediately after the phrase “or refinance”, and

     (B) inserting the phrase “or replaced” immediately after the phrase “that are refinanced”.
     (o) Sections 7.16(a)(ii) and (iii) of the Credit Agreement are hereby amended so that, as amended, such Sections shall read as follows:
(ii) the Company may (A) refinance or replace the 2002-4.25% Indenture Notes in connection with a 2002-4.25% Indenture Notes Restructure, (B) refinance or replace any Indebtedness permitted by Sections 7.03(j), (k) and (l) with Permitted Indenture Refinancing Indebtedness and (C) make prepayments or purchases (whether by open market purchase or pursuant to a tender offer) of any Indenture Indebtedness solely with net cash proceeds of cash capital contributions provided to the Company from any current or future stockholder so long as such cash capital contributions are made in exchange solely for Class A Common Stock of the Company which common stock (1) does not include any warrants, options, put rights, preferred dividend or distribution rights, “maturity date” or similar cash pay components, or any other rights not typically associated with common stock and (2) is not convertible into any other security, obligation or instrument; and
(iii) in the event the 50% NCP Requirements have been met, and subject to compliance with Section 2.14(l), the Company may make prepayments or purchases (whether by open market purchase or pursuant to a tender offer) of the Indenture Indebtedness or any Additional Subordinated Indebtedness permitted by Section 7.03(m) in an unlimited amount using only Net Cash Proceeds of a Disposition.
     (p) Section 7.16(b) of the Credit Agreement is hereby amended by deleting the phrase “2002-4.25% Indenture Notes as refinanced as permitted hereby” and inserting in its place the phrase “2009 Indenture Notes or 2002-4.25% Indenture Notes as refinanced or replaced as permitted hereby”.
     (q) Section 7.21 of the Credit Agreement is hereby amended by adding the following proviso at the end of such Section:
“and provided further that (during the period prior to December 31, 2009) any Temporary 2002-4.25% Excess Cash shall be excluded from the calculation of the amount of collected cash balances pursuant to this Section; but provided further that on January 1, 2010, the Borrower shall immediately prepay outstanding Revolving Loans, L/C Borrowings and Swing Line Loans and Cash Collateralize the remaining L/C Obligations, in an aggregate amount equal to the amount of any remaining Temporary 2002-4.25% Excess Cash as of January 1, 2010, and such prepayments shall be applied in the order set forth in clauses first through third of Section 2.14(m), and the Aggregate Revolving Commitments shall be automatically, immediately and permanently reduced on January 1, 2010 by the amounts of any such required prepayments but only until such time as the

Aggregate Revolving Commitments have been reduced to $185,000,000; provided that, in no event shall the Aggregate Revolving Commitments (after giving effect to such reduction) be in an amount less than the then Outstanding Amount of L/C Obligations.”
     2. Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement herein provided shall become effective upon satisfaction of the following conditions precedent:
     (a) the Administrative Agent shall have received:
(i)	counterparts of this Amendment, duly executed by the Company, the other Loan Parties, the Administrative Agent and Lenders which constitute Required Lenders;

(ii)	such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent, the Revolving Swing Line Lender, the New Vehicle Swing Line Lender, the Used Vehicle Swing Line Lender, the L/C Issuer or any Lender shall reasonably request; and
     (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
     3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company and each other Borrower and Guarantor each represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by the Company and each other Borrower and Guarantor in Article V of the Credit Agreement and in each of the other Loan Documents to which such Person is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and except that, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
     (b) The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit

Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
     (c) This Amendment has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (d) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Amendment and all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Loan Documents. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by ..pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
     8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.
     11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrowers, the Administrative Agent, each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower
and as a Guarantor

By: Name:	/s/ DAVID P. COSPER David P. Cosper
Title:	Vice-Chairman and CFO

NEW VEHICLE BORROWERS AND GUARANTORS:

ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL F, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY G, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA SERRAMONTE, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
FRONTIER OLDSMOBILE-CADILLAC, INC.
KRAMER MOTORS INCORPORATED

By:	/s/ DAVID P. COSPER

Name:	David P. Cosper
Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
MOUNTAIN STATES MOTORS CO., INC.
ONTARIO L, LLC
ROYAL MOTOR COMPANY, INC.
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ANN ARBOR IMPORTS, LLC (as successor by merger with Sonic-Ann Arbor Imports, Inc.)
SAI ATLANTA B, LLC (as successor by merger with Sonic — Global Imports, L.P.)
SAI BROKEN ARROW C, LLC (f/k/a and converted from Speedway Chevrolet, Inc.)
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC (f/k/a and converted from Sonic
Automotive-1400 Automall Drive, Columbus, Inc.)
SAI COLUMBUS VWK, LLC (f/k/a and converted from Sonic Automotive-1455 Automall Drive, Columbus, Inc.)
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC6, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC (f/k/a and converted from Sonic — FM, Inc.)
SAI FORT MYERS H, LLC (f/k/a and converted from Sonic — Freeland, Inc.)
SAI FORT MYERS M, LLC (f/k/a Sonic — FM Automotive, LLC)
SAI FORT MYERS VW, LLC (f/k/a and converted from Sonic — FM VW, Inc.)
SAI IRONDALE IMPORTS, LLC (f/k/a and converted from Sonic — Williams Imports, Inc.)
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC (f/k/a and converted from Sonic Montgomery B, Inc.)
SAI MONTGOMERY BCH, LLC (f/k/a and converted from Cobb Pontiac-Cadillac, Inc.)
SAI MONTGOMERY CH, LLC (f/k/a and converted from Capitol Chevrolet and Imports, Inc.)
SAI NASHVILLE CSH, LLC (f/k/a Sonic-Crest Cadillac, LLC)
SAI NASHVILLE H, LLC (f/k/a Sonic-Crest H, LLC)

By: Name:	/s/ DAVID P. COSPER David P. Cosper
Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SAI NASHVILLE M, LLC (f/k/a Sonic Nashville M, LLC)
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC., an Oklahoma corporation
SAI OKLAHOMA CITY C, LLC (f/k/a and converted from Sonic — West Reno Chevrolet, Inc.)
SAI OKLAHOMA CITY H, LLC (f/k/a and converted from Sonic — Bethany H, Inc.)
SAI ORLANDO CS, LLC (f/k/a and converted from Sonic — North Cadillac, Inc.)
SAI RIVERSIDE C, LLC (f/k/a and converted from Sonic-Riverside, Inc.)
SAI ROCKVILLE IMPORTS, LLC (as successor by merger with Sonic-Rockville Imports, Inc.)
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC (f/k/a and converted from Riverside Nissan, Inc.)
SANTA CLARA IMPORTED CARS, INC.
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC — CALABASAS V, INC.
SONIC — CARSON F, INC.
SONIC — COAST CADILLAC, INC.
SONIC — DENVER T, INC.
SONIC — DOWNEY CADILLAC, INC.
SONIC — ENGLEWOOD M, INC.
SONIC — FORT MILL DODGE, INC.
SONIC — HARBOR CITY H, INC.
SONIC — LAS VEGAS C EAST, LLC
SONIC — LAS VEGAS C WEST, LLC
SONIC — LLOYD NISSAN, INC.
SONIC — LLOYD PONTIAC — CADILLAC, INC.
SONIC — LONE TREE CADILLAC, INC.
SONIC — LS, LLC
SONIC — MANHATTAN FAIRFAX, INC.
SONIC — MASSEY CHEVROLET, INC.
SONIC — MASSEY PONTIAC BUICK GMC, INC.
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC — NEWSOME OF FLORENCE, INC.
SONIC — NORTH CHARLESTON DODGE, INC.
SONIC — NORTH CHARLESTON, INC.
SONIC — SANFORD CADILLAC, INC.
SONIC — SHOTTENKIRK, INC.
SONIC — STEVENS CREEK B, INC.

By: Name:	/s/ DAVID P. COSPER David P. Cosper
Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SONIC — WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE — 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE — 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC. (including as successor by merger with
     Sonic Automotive of Tennessee, Inc.)
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE-3700 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE-4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL CADILLAC, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-CARSON LM, INC.
SONIC-PLYMOUTH CADILLAC, INC.
SONIC-SATURN OF SILICON VALLEY, INC.
SONIC-SERRAMONTE I, INC.
SONIC-VOLVO LV, LLC(as successor by merger with Sonic Automotive
     Servicing Company, LLC)
SONIC-WEST COVINA T, INC.

By:	/s/ DAVID P. COSPER
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SRE ALABAMA — 2, LLC
SRE ALABAMA — 5, LLC
SRE CALIFORNIA — 1, LLC
SRE CALIFORNIA — 2, LLC
SRE CALIFORNIA — 4, LLC
SRE COLORADO — 1, LLC
SRE FLORIDA — 1, LLC
SRE FLORIDA — 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA — 2, LLC
SRE OKLAHOMA — 1, LLC
SRE OKLAHOMA — 2, LLC
SRE OKLAHOMA — 5, LLC
SRE SOUTH CAROLINA — 3, LLC
SRE SOUTH CAROLINA — 4, LLC
SRE TENNESSEE — 4, LLC
SRE VIRGINIA — 1, LLC
SREALESTATE ARIZONA — 2, LLC
SREALESTATE ARIZONA — 3, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
VILLAGE IMPORTED CARS, INC.
WINDWARD, INC.
Z MANAGEMENT, INC.

By:	/s/ DAVID P. COSPER

Name:	David P. Cosper
Title:	Vice President and Treasurer

SAI CLEARWATER T, LLC (f/k/a and converted from Sonic Automotive-Clearwater, Inc.)

By:	SAI FL HC2, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER

	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI COLUMBUS T, LLC (f/k/a and converted from Sonic Automotive-1500 Automall Drive, Columbus, Inc.)

By:	SONIC AUTOMOTIVE, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER

	Name:	David P. Cosper
	Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SAI IRONDALE L, LLC (f/k/a Sonic — Williams Motors, LLC)

By:	SAI AL HC2, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC (f/k/a and converted
from Wrangler Investments, Inc.)
SAI TULSA T, LLC (f/k/a and converted from Sonic —
Oklahoma T, Inc.)

By:	SAI OK HC1, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI ROCKVILLE L, LLC (as successor by merger with
Sonic-Rockville Motors, Inc.)

By:	SAI MD HC1, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GEORGIA, LLC (f/k/a and converted from Sonic
Automotive of Georgia, Inc.)

By:	SONIC AUTOMOTIVE OF NEVADA, INC.,
as Sole Member

	By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SAI GA HC1, LP
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.
SONIC — STONE MOUNTAIN T, L.P.

By:	SAI GEORGIA, LLC, as Sole General Partner

	By:	SONIC AUTOMOTIVE OF NEVADA, INC.,
as Sole Member

		By:	/s/ DAVID P. COSPER
		Name:	David P. Cosper
		Title:	Vice President and Treasurer

PHILPOTT MOTORS, LTD.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC AUTOMOTIVE — 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE — 4701 I-10 EAST, TX, L.P.
SONIC — CADILLAC D, L.P.
SONIC — CAMP FORD, L.P.
SONIC — CARROLLTON V, L.P.
SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC — FORT WORTH T, L.P.
SONIC — FRANK PARRA AUTOPLEX, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC — HOUSTON V, L.P.
SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.
SONIC — LUTE RILEY, L.P.
SONIC — MESQUITE HYUNDAI, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC — READING, L.P.
SONIC — RICHARDSON F, L.P.
SONIC — UNIVERSITY PARK A, L.P.
SRE TEXAS — 1, L.P.
SRE TEXAS — 2, L.P.
SRE TEXAS — 3, L.P.
SRE TEXAS — 4, L.P.
SRE TEXAS — 5, L.P.
SRE TEXAS — 6, L.P.
SRE TEXAS — 7, L.P.
SRE TEXAS — 8, L.P.

By:	SONIC OF TEXAS, INC.,
as Sole General Partner

	By:	/s/ DAVID P. COSPER

	Name:	David P. Cosper
	Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SONIC — LS CHEVROLET, L.P.

By:	SONIC — LS, LLC,
as Sole General Partner

	By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SONIC FINANCIAL CORPORATION:
SONIC FINANCIAL CORPORATION

By:	/s/ O. BRUTON SMITH

Name:	O. Bruton Smith
Title:	President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: Name:	/s/ ANNE M. ZESCHKE Anne M. Zeschke
Title:	Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Swing Line Lender, Used Vehicle Swing Line Lender and L/C Issuer

By: Name:	/s/ M. PATRICIA KAY M. Patricia Kay
Title:	Senior Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By: Name:	/s/ JEFFREY G CALDER Jeffrey G Calder
Title:	Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as Documentation Agent and as a Lender

By: Name:	/s/ MARK DOI Mark Doi
Title:	National Dealer Credit Manager
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By: Name:	/s/ SCOTT BARGAR Scott Bargar
Title:	Retailer Finance Credit Manager, BMW FS

By: Name:	/s/ PATRICK SULLIVAN Patrick Sullivan
Title:	GM, Retailer Finance BMW Group Financial Services
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

CAROLINA FIRST BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

COMERICA BANK, as a Lender

By: Name:	/s/ DAVID M. GARBARZ David M. Garbarz
Title:	SVP
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender
By:	/s/ BRIAN FALLON
Name:	Brian Fallon
Title:	Sr. Manager
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SOVEREIGN BANK, as a Lender
By:
Name:
Title:
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ AMANDA PARKS
Name:	Amanda Parks
Title:	SVP
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ MICHAEL R. BURKITT
Name:	Michael R. Burkitt
Title:	Senior Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

WORLD OMNI FINANCIAL CORP., as a Lender
By:	/s/ DAN CHAIT
Name:	Dan Chait
Title:	Group Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

DCFS USA LLC, as a Lender
By:	/s/ MICHELE NOWAK
Name:	Michele Nowak
Title:	Credit Director, National Accounts
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

VW CREDIT, INC., as a Lender
By:
Name:
Title:
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ MICHAEL R. BURKITT
Name:	Michael R. Burkitt
Title:	Senior Vice President
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Signature Page